                                                                EXECUTION COPY

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                   BOMBARDIER CREDIT RECEIVABLES CORPORATION
                                   Depositor



                            BOMBARDIER CAPITAL INC.
                                    Servicer



                                      and



                             BANKERS TRUST COMPANY
                                    Trustee



                     Bombardier Receivables Master Trust I



                               AMENDMENT NUMBER 1

                          Dated as of January 1, 1997

                                       to

                        POOLING AND SERVICING AGREEMENT

                          Dated as of January 1, 1994

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
                               TABLE OF CONTENTS


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                                                                    ARTICLE I

                                                                   Definitions

SECTION 1.01.             Cross Reference to Definitions in Agreement . . . . . . . . . . . . . . . . . .   1
SECTION 1.02.             Terms Confined to this Amendment  . . . . . . . . . . . . . . . . . . . . . . .   1
SECTION 1.03.             Amendment of Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

                                                                   ARTICLE II

                                                     Current Amendments to Definitions and
                                                        Agreement Concerning Charge-Offs

SECTION 2.01.             Effective Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
SECTION 2.02.             Amendments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
SECTION 2.03.             Amendment to Sections of the Definition of Eligible
                          Receivables . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3


                                                                   ARTICLE III

                                                        Delayed Amendments to Definitions

SECTION 3.01.             Effective Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
SECTION 3.02.             Amendments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5


                                                                   ARTICLE IV

                                            Current Amendments Relating to Conveyance of Receivables
                                               and Representations and Warranties of the Depositor

SECTION 4.01.             Amendment Relating to Receivables Removed from the Trust  . . . . . . . . . . .  14
SECTION 4.02.             Amendment Relating to Record of Accounts  . . . . . . . . . . . . . . . . . . .  15
SECTION 4.03.             Amendment Relating to Representation Concerning Security
                          Interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15


                                                                    ARTICLE V

                                               Current Amendments Relating to Addition of Accounts
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SECTION 5.01.             Covenant Not to Add Other Account Receivables . . . . . . . . . . . . . . . .    15

                                                                   ARTICLE VI

                                               Delayed Amendment Relating to Addition of Accounts.

SECTION 6.01.             Amendment of Provisions Relating to Additional Accounts . . . . . . . . . . .    16
SECTION 6.02.             Amendments Relating to Permitted Liens and Activities of
                          the Depositor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20


                                                                   ARTICLE VII

                                                   Current Amendment to Covenants Concerning
                                                           Activities of the Depositor

SECTION 7.01.             Amendments Relating to Depositor Covenants  . . . . . . . . . . . . . . . . .    21


                                                                  ARTICLE VIII

                                                  Delayed Amendment Relating to Discount Option

SECTION 8.01.             Amendment of Provision Relating to Discount Option  . . . . . . . . . . . . .    22


                                                                   ARTICLE IX

                                                Current Amendment Relating to Removal of Accounts

SECTION 9.01.             Amendment Relating to Removal of Accounts . . . . . . . . . . . . . . . . . .    22
SECTION 9.02.             Amendment Relating to Removal of Ineligible Accounts  . . . . . . . . . . . .    24


                                                                    ARTICLE X

                                                    Delayed Amendments Relating to Removal of
                                                     Participation Interests and Receivables

SECTION 10.01.            Amendment Relating to Removal of Participation Interests  . . . . . . . . . .    24
SECTION 10.02.            Removal of Receivables for Assignment to Third Parties and
                          Removal of Aged Receivables . . . . . . . . . . . . . . . . . . . . . . . . .    26
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                                                                   ARTICLE XI

                                                         Delayed Amendment Relating to
                                                          Servicing of the Receivables

SECTION 11.01.            Amendment Relating to Charge-Offs . . . . . . . . . . . . . . . . . . . . . .    27
SECTION 11.02.            Amendment Relating to Delegation of Servicing Functions . . . . . . . . . . .    27
SECTION 11.03.            Amendment Relating to Representation Relating to Liens  . . . . . . . . . . .    27


                                                                   ARTICLE XII

                                             Current Amendment Relating to Allocation of Collections

SECTION 12.01.            Amendment Relating to the Allocation of Collections . . . . . . . . . . . . .    28


                                                                  ARTICLE XIII

                                                   Delayed Amendments Relating to Collections

SECTION 13.01.            Amendment of Provisions Relating to Collections . . . . . . . . . . . . . . .    29
SECTION 13.02.            Provisions Relating to Allocation Among Series  . . . . . . . . . . . . . . .    30


                                                                   ARTICLE XIV

                                                    Delayed Amendment Relating to Delegation

SECTION 14.01.            Amendment Relating to Delegation  . . . . . . . . . . . . . . . . . . . . . .    31


                                                                   ARTICLE XV

                                                    Current Amendments Relating to Amendments

SECTION 15.01.            Current Amendment Relating to Amendments Procedures . . . . . . . . . . . . .    31


                                                                   ARTICLE XVI

                                               Delayed Amendments Relating to Amendment Procedures
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SECTION 16.01.
                          Amendment Relating to Amendment Procedures  . . . . . . . . . . . . . . . . .    32
SECTION 16.02.            Amendment Relating to Rating Agency Condition . . . . . . . . . . . . . . . .    33

                                                                  ARTICLE XVII

                                                     Current Amendments Relating to Exhibits

SECTION 17.01.            Amendments to Exhibit H-1 . . . . . . . . . . . . . . . . . . . . . . . . . .    33
SECTION 17.02.            Amendments to Exhibit H-2 . . . . . . . . . . . . . . . . . . . . . . . . . .    33


                                                                  ARTICLE XVIII

                                                     Delayed Amendments Relating to Exhibits

SECTION 18.01.            Amendments to Exhibit A . . . . . . . . . . . . . . . . . . . . . . . . . . .    34
SECTION 18.02.            Amendments to Exhibit C . . . . . . . . . . . . . . . . . . . . . . . . . . .    35
SECTION 18.03.            Amendments to Exhibit G-2 . . . . . . . . . . . . . . . . . . . . . . . . . .    35


                                                                   ARTICLE XIX

                                                                  Miscellaneous

SECTION 19.01.            Current Amendment Relating to Place of Business and
                          Notice  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    36
SECTION 19.02.            Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    36
SECTION 19.03.            Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    36
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                 AMENDMENT NUMBER 1 dated as of January 1, 1997 (this
"Amendment") to the POOLING AND SERVICING AGREEMENT dated as of January 1, 1994
(the "Original Agreement"), each among BOMBARDIER CREDIT RECEIVABLES
CORPORATION, a Delaware corporation, as Depositor, BOMBARDIER CAPITAL INC., a
Massachusetts corporation, as Servicer, and BANKERS TRUST COMPANY, a New York
banking corporation, as Trustee.

                 Section 13.01 of the Original Agreement provides that, under the circumstances and subject to the conditions set forth therein, the Agreement may be amended from time to time and, in accordance therewith, by the execution and delivery of this Amendment, the parties hereby amend the Original Agreement to the extent and on the terms set forth in this Amendment.

                 In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and for the benefit of the Certificateholders and the other Beneficiaries to the extent provided herein:


                                   ARTICLE I

                                  Definitions

                 SECTION 1.01. Cross Reference to Definitions in Agreement. Except to the extent the context clearly indicates otherwise, capitalized terms used in this Amendment and not defined herein or amended by the terms of this Amendment shall have the meaning assigned to such terms in the Original Agreement together with any subsequent amendment thereto.

                 SECTION 1.02. Terms Confined to this Amendment. Whenever used in this Amendment, the following words shall have the following meanings:

                 "Agreement" shall mean, the Original Agreement as amended and supplemented by this Amendment and as otherwise modified, amended and supplemented from time to time.

                 "Amendment" shall mean this Amendment Number 1 dated as of January 1, 1997 to the Original Agreement, as such Amendment Number 1 may be modified, amended and supplemented hereafter.

                 "Delayed Amendments" shall mean those amendments to the Original Agreement set forth herein which are specified herein as having an Effective Date on the day after the Series 1994-1 Final Payment Date.

                 "Effective Date" shall mean the date on which the respective amendments to the Original Agreement contained in this Amendment shall become effective which (i) with respect to those amendments set forth in Articles II, IV, V, VII, IX, XII, XV, XVII and XIX shall be on the date of execution and delivery of this Amendment by each of the parties hereto as specified on the signature page hereto and (ii) with respect to those amendments set forth in all other Articles of this Amendment shall be on the date after the Series 1994-1 Final Payment Date.

                 "Original Agreement" shall mean the Pooling and Servicing Agreement dated as of January 1, 1994 among Bombardier Credit Receivables Corporation, as Depositor, Bombardier Capital Inc., as Servicer, and Bankers Trust Company, as Trustee.

                 "Series 1994-1 Certificates" shall mean those Certificates issued pursuant to the Supplement to the Agreement designated as the Series 1994-1 Supplement dated as of January 1, 1994, as modified, amended and supplemented from time to time.

                 "Series 1994-1 Final Payment Date" shall mean the date on which the full amount of the principal amount of the Series 1994-1 Certificates and all interest accrued thereon have been paid in full.

                 SECTION 1.03. Amendment of Definitions. Certain defined terms set forth in the Original Agreement are amended by this Amendment, and the Original Agreement is also amended hereby by the addition of certain new defined terms. Those new and amended defined terms with respect to which the Effective Date is the date of execution and delivery of this Amendment by each of the parties hereto as specified on the signature page hereto are contained in Article II hereof and those new and amended defined terms with respect to which the Effective Date is on the date after the Series 1994-1 Final Payment Date are contained in Article III hereof.


                                   ARTICLE II

     Current Amendments to Definitions and Agreement Concerning Charge-Offs

                 SECTION 2.01. Effective Date. Definitions set forth in the Original Agreement and amended by this Amendment which have an Effective Date which is the date of execution and delivery of this Amendment by each of the parties hereto as specified on the signature page hereto are set forth in this
Article II.

                 SECTION 2.02. Amendments. The following definitions contained in the Original Agreement are hereby amended to read as follows and those definitions which are contained in this Section 2.02 but which are not contained in the Original Agreement are hereby added to Section 1.01 of the Agreement in appropriate alphabetical sequence, in each case, as of the Effective Date applicable to this Article as stated in Section 2.01 above.

                 "Account" shall mean each Initial Account and, from and after the related Addition Date, each Additional Account. The Term "Account" shall not, after the applicable Removal Termination Date, apply to any Removed Accounts or Ineligible Accounts reassigned or assigned to the Depositor or the Servicer in accordance with the terms of this Agreement provided that Accounts which are being removed under the provisions of Section 2.07 or Section 2.08 shall continue to be included as Accounts until the Removal Termination Date with respect to such Accounts.

                 "Designated Balance" shall have the meaning specified in
Section 2.07(b)(vii) hereof.

                 "Origination Period" shall mean a four-month period commencing June 1, October 1 or February 1.

                 "Rating Agency Condition" shall mean, with respect to any action, if the terms of the Agreement or any Supplement set forth a specific time in advance of the effectiveness of the action that notice must be given to the Rating Agencies, notice shall have been given in accordance with such requirement or if no advance notice is required or no specific time is stated for such notice, the Rating Agencies have received written notice of the proposed action at least 10 days prior to the proposed effective date of such action and either (i) as of the proposed effective date of the action, no Rating Agency shall have notified the Depositor, the Servicer or the Trustee in writing that such action will result in a reduction or withdrawal of any rating of any outstanding Series or Class with respect to which it is a Rating Agency, or (ii) each such Rating Agency shall have confirmed in writing to the Depositor, the Servicer or the Trustee that such action will not result in a reduction or withdrawal of the rating of any outstanding Series or Class with respect to which it is a Rating Agency.

                 "Removal Commencement Date" shall have the meaning specified in Section 2.07(b) or 2.08 (a) hereof.

                 "Removal Termination Date" shall have the meaning specified in
Section 2.07(b) or 2.08(b) hereof.

                 "Repurchase Agreement" shall mean any repurchase agreement (or similar recourse arrangement) between BCI or an Affiliate of BCI and the manufacturer, importer or distributor of Eligible Products (or, if applicable, such other party with whom such arrangement has been established) in effect from time to time (including as supplemented, amended, modified or replaced from time to time) relating to Eligible Products which have been financed with advances giving rise to Receivables transferred to the Trust.

                 "SAU" shall mean, with respect to a Receivable, that if such Receivable was originally secured by a security interest in an Eligible Product, such Eligible Product has been sold and such Receivable has not been paid in full.

                 "Variable Funding Amount" shall mean, on any date of determination, the excess of the Pool Balance over the Required Pool Balance at the close of business on the preceding day.

                 SECTION 2.03. Amendment to Sections of the Definition of Eligible Receivables. The definition of Eligible Receivable contained in the Original Agreement is hereby amended effective on the date of execution and delivery of this Amendment by each of the parties hereto as specified on the signature page hereto by revising subsections (b) and (c) of such definition to read in their entirety as follows:

                 (b) which arose under an Account that at the time such Receivable was transferred to the Trust was an Eligible Account;

                 (c) which is owned by BCI at the time of sale or contribution by BCI to the Depositor;

                 In addition, the definition of Eligible Receivable is hereby amended effective on the date of execution and delivery of this Amendment by each of the parties hereto as specified on the signature page hereto by revising the proviso at the end of such definition to read in its entirety as follows:

         provided, however, that "Eligible Receivables" shall not include any Domestic Inventory Receivables (i) that have not been paid in full within 491 days following the origination thereof, subject, however, to the limitation that, for the period from January 23, 1997 through May 31, 1998, with respect to Domestic Inventory Receivables included in the Pool Balance on January 23, 1997, no more than 10% of the aggregate principal balance of such Domestic Inventory Receivables will be excluded from Eligible Receivables pursuant to this proviso, and subject further to the limitation that, with respect to each Origination Period commencing on or after June 1, 1998, no more than 10% of the aggregate principal balance of Domestic Inventory Receivables originated and transferred to the Trust during the four month period commencing 16 months prior to each Origination Period will be excluded from Eligible Receivables pursuant to this proviso;
         (ii) in the case of a Domestic Inventory Receivable which is due upon sale of the related Eligible Product and not pursuant to a scheduled payment program, with respect to which the related Eligible Products have been sold by the related Obligor and the principal outstanding thereunder has not been paid by the related Obligor within twenty-one
         (21) days following the date of sale, (iii) in the case of a Domestic Inventory Receivable that is to be repaid pursuant to a scheduled payment program, with respect to which any principal payment of such Receivable has not been paid in full within twenty-one (21) days following its due date or (iv) with respect to which interest payments (aggregating at least $150 with respect to Receivables under the same Account) are more than one hundred and twenty (120) days delinquent.

                 SECTION 2.04. Agreement Concerning Charge-Offs. The Servicer and the Depositor hereby, in accordance with the terms of Section 3.01(a) of the Original Agreement, having given the Rating Agencies ten (10) days' prior written notice and the Rating Agency Condition with respect to the following election having been satisfied, elect not to take the actions to charge-off Receivables as set forth in clauses (x), (y) and (z) of the first sentence of
Section 3.01(a) of the Original Agreement. The Servicer and the Depositor hereby elect and agree that, from the date of execution and delivery of this Amendment, until the Amendments set forth in Article III hereof become effective, the Servicer shall, in accordance with the provisions of Section 3.01(a), charge-off Receivables in the following categories: (x) all Receivables (other than (i) Receivables that were designated as Ineligible Receivables at the time of transfer to the Trust and (ii) Receivables which became Ineligible Receivables because they were not paid in full within 491 days after the origination thereof) which the Servicer has determined to be uncollectible, (y) all

Receivables that have been SAU for more than 60 days and (z) all Receivables in an Account in which interest in the amount of $150 or more has been delinquent for 90 days or more.


                                  ARTICLE III

                       Delayed Amendments to Definitions

                 SECTION 3.01. Effective Date. The Effective Date of the amendments to certain definitions contained in the Original Agreement as set forth in this Article III and the new definitions added to the Agreement by this Article III shall be the day after the Series 1994-1 Final Payment Date. Terms contained in the Original Agreement which are amended by this Article III shall, prior to such Effective Date, continue to have the meanings assigned thereto in the Original Agreement.

                 SECTION 3.02. Amendments. The following definitions contained in the Original Agreement are hereby amended to read as follows and those definitions which are contained in this Section 3.02 but which are not contained in the Original Agreement are hereby added to Section 1.01 of the Agreement in appropriate alphabetical sequence, in each case, as of the Effective Date applicable to this Article as stated in Section 3.01 above.

                 "Additional Accounts" shall mean (i) each individual financing account established or acquired by BCI or an Affiliate of BCI in the ordinary course of business with an Obligor pursuant to an Inventory Security Agreement and (ii) each credit account established or acquired in the ordinary course of business by BCI or an Affiliate of BCI with a dealer to finance such dealer's working capital needs or with a manufacturer or distributor for the purpose of financing the production, manufacturing or inventory of Eligible Products, and which account, in each case, is designated pursuant to Section 2.05(a) or (b) hereof to be included as an Account and is identified in the computer file or microfiche or written list delivered to the Trustee by the Depositor pursuant to Section 2.01 or Section 2.05(d) hereof, as applicable.

                 "Asset-Based Receivables" shall mean Receivables arising from extensions of credit made by BCI or Affiliates of BCI or Receivables arising from extensions of credit made by other lenders and acquired by BCI or an Affiliate of BCI which extension of credit was made to a dealer to finance such dealer's working capital needs or to a manufacturer or distributor to finance manufacturing, production or inventory of consumer, recreational or commercial products.

                 "Available Retained Collections" shall mean, with respect to any Deposit Date, the sum of (a) the Available Retained Non-Principal Collections for such Deposit Date and (b) the Available Retained Principal Collections for such Deposit Date; provided, however, that the Available Retained Collections shall be zero for any Collection Period with respect to which the Available Subordinated Amount is zero for the Distribution Date occurring in such Collection Period.

                 "Available Retained Non-Principal Collections" shall mean, with respect to any Deposit Date, an amount equal to the product of (a) the excess of (i) the Retained Percentage for such Deposit Date over (ii) the Excess Retained Percentage for such Deposit Date multiplied by (b) Non-Principal Collections for such Deposit Date.

                 "Available Retained Principal Collections" shall mean, with respect to any Deposit Date, an amount equal to the result obtained by multiplying (a) the excess of (i) the Retained Percentage for such Deposit Date over (ii) the Excess Retained Percentage for such Deposit Date by (b) Principal Collections for such Deposit Date.

                 "Collateral Security" shall mean, with respect to any Receivable and subject to the terms of the Receivables Purchase Agreement, the security interest, granted by or on behalf of the related Obligor to secure payment of such Receivable which, (i) with respect to Domestic Inventory Receivables shall include a first priority perfected security interest in the Eligible Product financed and (ii) with respect to Asset-Based Receivables shall include a first priority perfected security interest, in accounts, goods, work in process, raw materials, component parts or other rights or assets of the Obligor. If a Participation Interest has been created in respect of a Receivable or Receivables in an Account and such interest has been removed from the Trust, upon the removal of such Participation Interest, that portion of such security interest that is allocable to such Participation Interest shall not be part of the "Collateral Security" and with respect to any Receivable which is removed from the Trust for any reason, the security interest with respect to such Receivable shall no longer be part of the Collateral Security held by the Trust.

                 "Collections" shall mean, without duplication, all payments by or on behalf of Obligors received by the Servicer in respect of the Receivables, in the form of cash, checks, wire transfers or any other form of payment as provided in such Obligors' Inventory Security Agreements or otherwise agreed upon between the applicable Obligors and BCI or its Affiliates in connection with the extension of credit in the ordinary course of their respective businesses; provided, however, that Collections shall not include amounts, if any, received by the Servicer, but which represent amounts due to another lender as a result of the granting of a Participation Interest. Collections of Non- Principal Receivables shall include all Recoveries. Collections shall also include amounts received by BCRC in connection with the sale, assignment or transfer of Receivables to a third-party lender pursuant to
Section 2.12. Collections of Insurance Proceeds with respect to Receivables which are not Defaulted Receivables shall be deemed to be Collections of Principal Receivables.

                 "Defaulted Amount," with respect to any Collection Period, or any other period of determination, shall mean an amount (which shall not be less than zero) equal to (a) the sum for all the Accounts included in the Pool of the amount of Principal Receivables which became Defaulted Receivables during the immediately preceding Collection Period minus (b) the full amount of any such Defaulted Receivables which are subject to reassignment or assignment to the Depositor or the Servicer in accordance with the terms of this Agreement; provided, however, that, if an Insolvency Event occurs with respect to the Depositor or if a Liquidation Event has occurred, the amounts of such Defaulted Receivables which are subject to reassignment or assignment to the Depositor shall not be included in clause (b) and, if an Insolvency Event occurs with respect to the Servicer or if a

Liquidation Event has occurred, the amount of such Defaulted Receivables which are subject to assignment to the Servicer shall not be included in clause (b).

                 "Defaulted Receivables" shall mean, for any Collection Period, without duplication, (a) all Receivables (other than (i) Receivables that were designated as Ineligible Receivables at the time of transfer to the Trust and
(ii) Receivables which became Ineligible Receivables because they were not paid in full within 491 days after the origination thereof) in an Account which are charged off by the Servicer as uncollectible in respect of the immediately preceding Collection Period, (b) all Receivables that have been SAU for more than 60 days, (c) all Receivables in an Account in which interest in the amount of $150 or more has been delinquent for 90 days or more and (d) all Receivables which were Eligible Receivables when transferred to the Trust on the initial Closing Date or the related Addition Date or on their respective Transfer Date, which arose in an Account that thereafter became an Ineligible Account and which were not Eligible Receivables for any six consecutive Distribution Dates (inclusive of the Distribution Date on which such determination is being made) after such Account became an Ineligible Account. Receivables will not be Defaulted Receivables merely because they become Ineligible Receivables.

                 "Deposit Date" shall mean each day on which the Servicer receives Collections.

                 "Domestic Inventory Receivables" shall mean Receivables arising from extensions of credit and advances made to dealers of consumer, recreational and commercial products which dealers are located in the United States of America (including its territories and possessions).

                 "Eligible Account" shall mean (i) each individual financing account with an Obligor established by BCI or by an Affiliate of BCI, or established by a third party (but which satisfies BCI's customary underwriting standards) and acquired by BCI or acquired by an Affiliate of BCI, with respect to Eligible Products pursuant to an Inventory Security Agreement in the ordinary course of business, and (ii) any individual line of credit or financing agreement extended to an Obligor by BCI or an Affiliate of BCI or by a third party (but which satisfies BCI's customary underwriting standards) and acquired by BCI or an Affiliate of BCI, for the purpose of financing working capital, manufacturing, production, or inventory of Eligible Products and secured by assets of such Obligor and which, in each case, as of the date of determination thereof (a) relates to an Obligor which is an Eligible Obligor and (b) is in existence and, after its establishment or acquisition by BCI (or an Affiliate of BCI), is maintained and serviced by BCI (subject to BCI's rights to delegate or assign certain servicing functions in accordance with the terms of this Agreement); it being understood that an Eligible Account may at the time of transfer to the Trust and/or from time to time thereafter contain no Receivables. For purposes of this definition, acquisition of an Account includes acquisition of such Account as a result of an acquisition of another entity or by merger or consolidation with another entity. An Account which otherwise qualifies as an Eligible Account may be an Eligible Account notwithstanding the fact that any Receivables therein may have been assigned to a third party or that a Participation Interest exists in such Account or any receivable therein. With respect to any Initial Account, if any required consent to the assignment to BCRC of the related Repurchase Agreement (as defined in the Receivables Purchase Agreement) shall not have been obtained on or prior to February 15, 1994 such account shall as of such date be deemed an Ineligible Account. This definition of Eligible

Account may be amended from time to time without complying with the terms of
Section 13.01 of this Agreement, provided that, as the only conditions to the effectiveness of such amendment (i) BCI delivers to the Trustee a certificate of an authorized officer stating that, in the reasonable belief of BCI, such amendment will not, at the date of such amendment adversely affect, in a material way, the interest of the Certificateholders and (ii) the Rating Agency Condition is satisfied.

                 "Eligible Obligor" shall mean an Obligor that, as of the date of determination thereof, (a) in the case of Domestic Inventory Receivables, is a dealer located in the United States of America (including its territories and possessions), (b) in the case of Asset-Based Receivables is a dealer, distributor or manufacturer that is located in the United States of America (including its territories and possessions) and (c) in the case of Domestic Inventory Receivables and Asset-Based Receivables, has not been identified by the Servicer as being the subject of any voluntary or involuntary bankruptcy, insolvency, liquidation or receivership proceedings.

                 "Eligible Products" shall mean any consumer, recreational and commercial products, including, but not limited to, marine equipment (boats, motors and trailers), snowmobiles, snow-grooming equipment, personal watercraft, recreational vehicles, manufactured housing, motorcycles, lawn and garden equipment, horse trailers, personal computers and consumer electronics and appliances and spares and parts relating to such products.

                 "Eligible Receivable" shall mean each Receivable:

                          (a) which was (x) originated by BCI in the ordinary course of business or (y) originated by an Affiliate of BCI in the ordinary course of business or (z) which was acquired by BCI or an Affiliate of BCI in the ordinary course of business and upon satisfying BCI's customary underwriting standards; for purposes of this definition, acquisition of a Receivable includes acquisition of such Receivable as a result of an acquisition of another entity or by merger or consolidation with another entity;

                          (b) which arose under an Account that at the time such Receivable was transferred to the Trust was an Eligible Account;

                          (c) which is owned by BCI at the time of sale or contribution by BCI to the Depositor;

                          (d) which represents the obligation of an Obligor to repay an advance made to or on behalf of such Obligor (or credit extended to or on behalf of such Obligor) to finance
                 (i) in the case of Domestic Inventory Receivables, the acquisition of Eligible Products, or (ii) in the case of Asset-Based Receivables, working capital or the production, manufacturing or inventory of Eligible Products;

                          (e) which, (i) in the case of Domestic Inventory Receivables, at the time of creation and, except in the case of Receivables that are payable in accordance with a repayment schedule providing for repayment in full regardless of whether the related Eligible Products have been sold and with respect to which the related Eligible Products have been sold, at the time of transfer to the Trust, is secured by, inter alia, a first priority perfected security interest in the Eligible Products relating thereto and (ii) in the case of Asset-Based Receivables, at the time of transfer to the Trust is secured by, inter alia, a first priority perfected security interest, in accounts, goods, work in process, raw materials, component parts or other rights or assets of the Obligor;

                          (f) which is not unenforceable as a result of any violation of Requirements of Law applicable thereto and, (i) in the case of Domestic Inventory Receivables, the related Inventory Security Agreement is not unenforceable as a result of any violation of Requirements of Law applicable to any party thereto and (ii) in the case of Asset-Based Receivables, the related loan agreement pursuant to which the Account was created is not unenforceable as a result of any violation of Requirements of Law applicable to any party thereto;

                          (g) with respect to which all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by BCI or an Affiliate of BCI or the Depositor in connection with the creation or acquisition of such Receivable or, if applicable, the transfer thereof to the Depositor and the Trust or, (i) in the case of Domestic Inventory Receivables, the performance by BCI or an Affiliate of BCI of the related Inventory Security Agreement or (ii) in the case of Asset-Based Receivables, the performance by BCI or an Affiliate of BCI of the related loan agreement pursuant to which the Account was created, have been duly obtained, effected or given and are in full force and effect;

                          (h) as to which at all times following the transfer of such Receivable to the Trust, the Trust will have good and marketable title thereto free and clear of all Liens arising prior to the transfer or arising at any time other than (i) Liens permitted by this Agreement and (ii) tax and certain other statutory liens (including liens in favor of the Pension Benefit Guaranty Corporation) which may arise thereafter and which relate to Affiliates of the Depositor;

                          (i) which has been the subject of a valid transfer and assignment from the Depositor to the Trust of all the Depositor's right, title and interest therein (including, with certain exceptions, any proceeds thereof);

                          (j) which will at all times be the legal, valid, binding and assignable payment obligation of the Obligor relating thereto, enforceable against such Obligor in accordance with its terms (as such terms may be modified or revised from time to time with the consent of the Servicer), except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) or the availability of equitable remedies;

                          (k) which at the time of transfer to the Trust is enforceable against the Obligor to the extent of the full principal amount of such Receivable, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) or the availability of equitable remedies;

                          (l) as to which, at the time of transfer of such Receivable to the Trust, BCI or an Affiliate of BCI and the Depositor have satisfied all their respective obligations under this Agreement with respect to such Receivable required to be satisfied at such time;

                          (m) as to which, at the time of transfer of such Receivable to the Trust, neither BCI or an Affiliate of BCI nor the Depositor has taken any action (or failed to take any action required under this Agreement or the Receivables Purchase Agreement) which would impair the rights of the Trust or the Certificateholders therein; and

                          (n)  which constitutes "chattel paper" or an
                 "account" as defined in Article 9 of the UCC as then in effect in the State of Vermont;

         provided, however, that "Eligible Receivables" shall not include any Domestic Inventory Receivables that have not been paid in full within 491 days following the origination thereof, subject, however, to the limitation that, for the period from January 23, 1997 through May 31, 1998, with respect to Domestic Inventory Receivables included in the Pool Balance on January 23, 1997, no more than 10% of the aggregate principal balance of such Domestic Inventory Receivables will be excluded from Eligible Receivables pursuant to this proviso, and subject further to the limitation that, with respect to each Origination Period commencing on or after June 1, 1998, no more than 10% of the aggregate principal balance of Domestic Inventory Receivables originated and transferred to the Trust during the four month period commencing 16 months prior to each Origination Period will be excluded from Eligible Receivables pursuant to this proviso;

         provided further, that this definition of Eligible Receivable may be amended from time to time without complying with the terms of Section
         13.01 of this Agreement provided that, as the only conditions to the effectiveness of such amendment (i) BCI delivers to the Trustee a certificate of an authorized officer stating that, in the reasonable belief of BCI, such amendment will not, at the date of such amendment adversely affect, in a material way, the interest of the Certificateholders and (ii) the Rating Agency Condition is satisfied.

                 "Excess Retained Percentage" shall mean, for any date of determination, (x) the Retained Percentage for such date minus (y) the percentage equivalent of a fraction, the numerator of which is equal to the Pool Available Subordinated Amount as of the end of the immediately preceding day and the denominator of which is the Pool Balance as of the end of the immediately preceding day.

                 "Financing Guidelines" shall mean the written policies and procedures of BCI and its Affiliates, as such policies and procedures may be amended from time to time, (a) relating to the operation of BCI's floorplan financing business, including the written policies and procedures for determining the interest rate charged to Obligors, the other terms and conditions relating to BCI's wholesale financing accounts, the creditworthiness of Obligors and the extension of credit to Obligors, (b) relating to the extension of credit by BCI and Affiliates of BCI to dealers, distributors and manufacturers in connection with Asset-Based Receivables and (c) relating to the maintenance of accounts and collection of receivables.

                 "Insurance Proceeds" with respect to an Account shall mean any amounts received by the Servicer pursuant to any policy of insurance which is required to be paid to BCI or an Affiliate of BCI pursuant to an Inventory Security Agreement.

                 "Inventory Security Agreement" shall mean, collectively, the agreement or group of related agreements between and among a lender (provided that, if such lender was not BCI or an affiliate of BCI at the time the agreement was originated, the lender's rights thereunder have been acquired by BCI or an Affiliate of BCI), the Obligor with respect thereto and, in certain cases, the related manufacturer or distributor, pursuant to which (a) the lender agrees to extend credit to such Obligor to finance Eligible Products,
(b) such Obligor grants to the lender a security interest in the specific Eligible Products financed, and (c) such Obligor agrees to repay advances made under such agreement either (i) at the time of sale of the related Eligible Products to which such advance relates or (ii) in accordance with a repayment schedule providing for repayment in full of the related advance; for purposes of this definition, references to the "lender" may include multiple lenders in the case of an Account or receivables therein which are subject to a Participation Agreement or in the case of Receivables which have been removed from the Trust pursuant to Section 2.12 for purposes of the sale, assignment or transfer to a third-party lender provided that one of the lenders is BCI or an Affiliate of BCI or the rights of one of the lenders has been acquired by BCI or an Affiliate of BCI.

                 "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, participation interest, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including any conditional sale or other title retention agreement and any financing lease having substantially the same economic effect as any of the foregoing; provided, however, that (i) any lien, encumbrance or interest created by this Agreement, any Supplement or any Participation Agreement and
(ii) any security interest in any Collateral Security which security interest is subordinate to the security interest securing the Receivables and with respect to which the Servicer has given notice to each Rating Agency describing such subordinate security interest and the dollar amounts secured thereby, shall not be deemed to constitute a Lien.

                 "Liquidation Event" shall mean any event specified in Section 9.01(b) or Section 9.01(c) of this Agreement occurs with respect to BCI or the Depositor.

                 "Obligor" shall mean a Person that (i) is engaged generally in the business of purchasing Eligible Products from a manufacturer, importer or distributor of Eligible Products for sale in the ordinary course of business or
(ii) is a manufacturer, importer or distributor of Eligible Products.

                 "Participation Agreement" shall mean an agreement pursuant to which BCI or an Affiliate of BCI or BCRC, as applicable, conveys to a lender an undivided interest in the right to receive payment of a Receivable or Receivables in an Account, and in the related Collateral Security and any other associated rights which interest is pari passu (other than nonsubordinated interest strips and fees) with the undivided interest retained by BCI or such Affiliate of BCI or BCRC, as applicable, except that BCI or such Affiliate of BCI will retain the servicing rights with respect to such credit arrangement; provided that the form of such agreement pursuant to which such undivided interest has been or will be conveyed to a lender has been submitted to the Rating Agencies and the Depositor, the Servicer or the Trustee shall have received a letter from each Rating Agency confirming that use of an agreement in such form shall not result in a reduction or withdrawal of any rating of any Series or Class with respect to which it is a Rating Agency. An agreement pursuant to which an interest described above in this definition is conveyed may be entered into prior to the designation of the account in which the Participation Interest exists as an Account to be included in the Trust so long as the condition referred to above with respect to the Rating Agencies regarding the form of such agreement is satisfied prior to the designation of the Account to be included in the Trust. A Participation Agreement may be entered into with respect to an Account which is included in the Trust provided the Participation Interest is removed from the Trust in accordance with the terms of Section 2.11 hereof.

                 "Participation Interest" shall mean an undivided interest created pursuant to a Participation Agreement and held by a lender and not conveyed to the Trust or removed from the Trust and conveyed to such lender; such Participation Interest may include an interest in the receivable, in the collateral securing such receivable and other rights associated with such receivable; the undivided interest in such receivable conveyed to or remaining in the Trust shall constitute a Receivable to the extent of the undivided interest held by the Trust.

                 "Participation Interest Removal Date" shall have the meaning specified in Section 2.11 of this Agreement.

                 "Participation Removal Notice" shall have the meaning specified in Section 2.11 of this Agreement.

                 "Receivables" shall mean, with respect to an Account, all amounts shown on the Servicer's records as amounts payable by the related Obligor from time to time in respect of advances made to such Obligor to finance the acquisition of Eligible Products or to finance working capital needs of such Obligor or the production, manufacturing or inventory of Eligible Products together, if applicable, with the rights under the group of writings evidencing such amounts and the security interest created in connection therewith. Receivables which become Defaulted Receivables shall not be shown on the Servicer's records as amounts payable (and will cease to be included as Receivables) on the day on which they become Defaulted Receivables and Receivables and interests therein and the rights and security interests created in connection therewith removed from the Trust shall cease to be Receivables on the removal date. Receivables which BCI is unable to transfer to the Depositor pursuant to the Receivables Purchase Agreement or which the Depositor is unable to transfer to the Trust as provided in Section 2.06(b) hereof and receivables which arise in Removed Accounts or in Ineligible Accounts from and after the related Removal Commencement Date shall not be included in calculating the amount of Receivables. If a Participation Interest exists in respect of such Account or if a Participation Interest exists in respect of a specific obligation or obligations within an Account, the amounts so payable by the related Obligor that are allocable to such Participation Interest shall not be part of the "Receivables" in respect of such Account.

                 "Recoveries" on any Distribution Date shall mean all amounts received, including Insurance Proceeds and any proceeds resulting from Repurchase Agreements (or similar arrangements) between BCI or an Affiliate of BCI and manufacturers, importers and distributors of Eligible Products or other parties, by the Servicer during the Collection Period immediately preceding such Distribution Date with respect to Receivables which have previously become Defaulted Receivables. If a Participation Interest exists in respect of any of such Defaulted Receivables, any amounts described in this definition of "Recoveries" which are allocable to such Participation Interest shall not be included as "Recoveries."

                 "Removed Participation Interest" shall have the meaning specified in Section 2.11 of this Agreement.

                 "Required Pool Balance" shall mean, the amount calculated as of the end of any Business Day equal to (i) the sum of the amounts for each Series obtained by multiplying the required investor percentage for such Series by the adjusted invested amount for such Series, plus (ii) the Pool Available Subordinated Amount at the end of such Business Day, minus (iii) any amount on deposit in any reserve fund at such time; provided that, the amount on deposit in a reserve fund for any Series which will be subtracted in calculating the Required Pool Balance may be calculated as provided in the Supplement pursuant to which such reserve fund was created.

                 "Retained Percentage" for any date of determination shall mean
(i) with respect to Non-Principal Collections, 100% minus the sum of (a) the aggregate of the floating allocation percentages for each outstanding Series of Investor Certificates on such date of determination and (b) the Variable Funding Percentage for such date of determination and (ii) with respect to Principal Collections, 100% minus the sum of (a) the aggregate of the floating allocation percentages on such date of determination for each outstanding Series of Investor Certificates in their respective Revolving Periods, (b) the aggregate of the principal allocation percentage on such date of determination for each outstanding Series of Investor Certificates that are not in their respective Revolving Periods and (c) the Variable Funding Percentage for such date of determination, but in any case the Retained Percentage shall not be less than 0%.

                 "Variable Funding Percentage" shall mean, for any date of determination, a percentage (which percentage shall never be less than 0% nor more than 100%) equal to the Variable Funding Amount for such day divided by the Pool Balance as of the close of business on the immediately preceding day; provided, however, that for purposes of allocating Principal Collections following the occurrence of a Liquidation Event, the Variable Funding Percentage will be calculated on the basis of the Variable Funding Amount as of the last day immediately preceding the date of such Liquidation Event; and provided further, that following a Liquidation Event, the relative interest of the Variable Funding Certificate in further allocations of Non-Principal Collections will not be less than the relative interest thereof as of the Liquidation Event.


                                   ARTICLE IV

            Current Amendments Relating to Conveyance of Receivables
              and Representations and Warranties of the Depositor

                 SECTION 4.01. Amendment Relating to Receivables Removed from the Trust. The second sentence of Section 2.01 of the Original Agreement is hereby amended effective on the date of execution and delivery of this Amendment by each of the parties hereto as specified on the signature page hereto to read, in its entirety, as follows:

                 As of each Business Day prior to the earlier of (i) an Appointment Date and (ii) the Trust Termination Date, on which Receivables are created in the Eligible Accounts (a "Transfer Date"), the Depositor does hereby sell, transfer, assign, set over and otherwise convey, without recourse (except as expressly provided herein), to the Trust for the benefit of the Certificateholders and the other Beneficiaries, all of its right, title and interest in, to and under the Receivables in each such Eligible Account (other than any (x) Receivables created in a Removed Account or Ineligible Account after the applicable Removal Commencement Date as provided in Section
                 2.07 or 2.08 or (y) Participation Interests in Receivables in such Eligible Account that have been transferred to third parties) and all Collateral Security with respect thereto owned by the Depositor at the close of business on such Transfer Date and not theretofore conveyed to the Trust, all monies due or to become due and all amounts received with respect thereto and all proceeds thereof (including "proceeds", as defined in Section 9-306 of the UCC as in effect in the State of Vermont, and Recoveries).

                 SECTION 4.02. Amendment Relating to Record of Accounts.
Section 2.03 (i) of the Original Agreement is hereby amended effective on the date of execution and delivery of this Amendment by each of the parties hereto as specified on the signature page hereto to read, in its entirety, as follows:

                 (i) Record of Accounts. As of the first Closing Date, in the case of the Initial Accounts, as of the applicable Addition Date, in the case of the Additional Accounts, and, as of the applicable Removal Termination Date, in the case of Removed Accounts and

         Ineligible Accounts, Schedule 1 to this Agreement (as amended from time to time) is an accurate and complete listing in all material respects of all the Accounts as of the Cut-Off Date or the applicable Additional Cut-Off Date the applicable Removal Termination Date, as the case may be, and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Cut-Off Date, such applicable Additional Cut-Off Date or such Removal Termination Date, as the case may be.

                 SECTION 4.03. Amendment Relating to Representation Concerning Security Interests. Section 2.04 (a) (vii) of the Original Agreement is hereby amended effective on the date of execution and delivery of this Amendment by each of the parties hereto as specified on the signature page hereto to read, in its entirety, as follows:

                 (vii) Each Domestic Inventory Receivable included in the Pool Balance is and will be secured by a first priority perfected security interest in the related Eligible Product and each Asset-Based Receivable is at the time of transfer to the Trust secured by a first priority perfected security interest in accounts, goods, work in process, raw materials, component parts or other rights or assets of the Obligor;


                                   ARTICLE V

              Current Amendments Relating to Addition of Accounts

                 SECTION 5.01.  Covenant Not to Add Other Account Receivables.
Section 2.05 of the Original Agreement is hereby amended effective on the date of execution and delivery of this Amendment by each of the parties hereto as specified on the signature page hereto to delete all references to Other Account Receivables from such Section 2.05, and BCRC hereby covenants and agrees, that, not withstanding any provision of the Original Agreement, it shall not include any Other Account Receivables in any additions made to the Trust pursuant to Section 2.05 of the Agreement or in any other manner.


                 SECTION 5.02. Amendment Relating to Contribution of Receivables to the Depositor. In Section 2.05 (a) of the Original Agreement, the provision which reads "the Depositor shall be required to purchase from BCI under the Receivables Purchase Agreement (but BCI shall have no obligation to sell to BCRC)" is hereby amended effective on the date of execution and delivery of this Amendment by each of the parties hereto as specified on the signature page hereto to read as follows:

                 the Depositor shall be required to purchase or acquire from BCI under the Receivables Purchase Agreement (but BCI shall have no obligation to sell or contribute to BCRC).

                                   ARTICLE VI

              Delayed Amendment Relating to Addition of Accounts.

                 SECTION 6.01. Amendment of Provisions Relating to Additional Accounts. Section 2.05 of the Original Agreement is hereby amended, effective on the day after the Series 1994-1 Final Payment Date, to read, in its entirety, as follows:

                 SECTION 2.05.  Addition of Accounts.  (a)  If, as of any date,
         (i) the Pool Balance calculated as of the close of business on the preceding day is less than the Required Pool Balance also calculated as of the close of business on such preceding day, or (ii) the aggregate interest in the Pool represented by the BCRC Certificate and any Variable Funding Certificate held by BCRC is less than 2% of the aggregate amount of Receivables included in the Pool at the close of business on the preceding day, then, unless a Liquidation Event has occurred, on or prior to the tenth Business Day following the date on which (i) or (ii) occurred (the "Addition Date"), the Depositor shall be required to purchase or acquire from BCI under the Receivables Purchase Agreement (but BCI shall have no obligation to sell or contribute to BCRC), and shall designate (pursuant to an Addition Notice delivered pursuant to Section 2.05(c) hereof) and transfer to the Trust, the Receivables (and any related Collateral Security) of additional Eligible Accounts of the Depositor to be included as Accounts in a sufficient amount such that, after giving effect to such addition: (x) the Pool Balance as of the close of business on the Addition Date is at least equal to the Required Pool Balance and (y) the aggregate amount of Receivables included in the Pool represented by the BCRC Certificate and any Variable Funding Certificate held by BCRC, is equal to at least 2% of the aggregate amount of Receivables included in the Pool and (z) the Pool shall consist of the same type of Receivables as shall have been included in the Pool prior to such addition (i.e., Domestic Inventory Receivables, Asset-Based Receivables or both, as the case may be); provided, however, that so long as the Rating Agency Condition has been satisfied with respect to the addition of Asset-Based Receivables to the Trust as set forth in subsection 2.05(i) below (whether in connection with the addition of Accounts at such time or in connection with a previous addition of Accounts to the Trust), then, at the option of the Depositor and BCI, Additional Accounts containing Asset-Based Receivables may be added in satisfaction of such requirement even if the only Accounts previously included in the Trust are Accounts containing Domestic Inventory Receivables; and provided, further, that for purposes of clause (ii) and sub- clause (y) of this subsection (a), the Variable Funding Certificate shall be deemed to be "held" by BCRC even though the registered Holder thereof is BCI, as pledgee, so long as BCI has not exercised its remedies in respect thereof. The Depositor shall satisfy the conditions specified in subsection (d) of this Section
         2.05 in designating such Additional Accounts and conveying the related Receivables to the Trust. The failure of the Depositor to transfer Receivables to the Trust as provided in this subsection (a) solely as a result of the unavailability of a sufficient amount of Eligible Receivables or subsequent to a Liquidation Event shall not constitute a breach of this Agreement; provided, however, that any such failure will nevertheless result in the occurrence of an Early

         Amortization Event described in Section 9.01(a) hereof if the conditions set forth therein shall occur.


                 (b) The Depositor may from time to time, at its sole discretion, subject to the conditions specified in subsection (d) below, voluntarily designate additional Eligible Accounts to be included as Accounts and transfer to the Trust the Receivables (and the related Collateral Security) of such Additional Accounts.

                 (c) Receivables and Collateral Security from Additional Accounts conveyed to the Trust pursuant to subsection (b) above shall be sold to the Trust effective on a date (the "Addition Date") specified in an Addition Notice on or before the tenth Business Day but not more than the 30th day prior to the related Addition Date (the "Notice Date").

                 (d) The Depositor shall be permitted to convey to the Trust the Receivables and all Collateral Security related thereto in any Additional Accounts designated by the Depositor as such pursuant to
         Section 2.05(a) or (b) hereof only upon satisfaction of each of the following conditions on or prior to the related Addition Date:

                          (i) the Depositor shall have provided the Trustee, any Agent, the Rating Agencies and any Enhancement Providers with an Addition Notice;

                          (ii) such Additional Accounts shall all be Eligible Accounts and, with respect to Additional Accounts designated pursuant to subsection (b) above, unless the Account is being added pursuant to the Automatic Addition Condition set forth in subsection (g) of this Section 2.05, the Rating Agency Condition shall have been satisfied;

                          (iii) the Depositor shall have delivered to the Trustee a duly executed written assignment in substantially the form of Exhibit B hereto (the "Assignment") and the computer file or microfiche or written list required to be delivered pursuant to Section 2.01 hereof;

                          (iv)  the Depositor shall, to the extent required by
                 Section 4.03 hereof, have deposited in the Collection Account all Collections with respect to such Additional Accounts since the Additional Cut-Off Date;

                          (v)(A) no selection procedures reasonably believed by the Depositor to be adverse to the interests of the Beneficiaries or any Enhancement Provider were used in selecting such Additional Accounts; (B) the list of Additional Accounts delivered pursuant to clause (iii) above is true and correct in all material respects as of the Additional Cut-Off Date and (C) as of each of the Notice Date and the Addition Date, neither BCI nor the Depositor were insolvent nor will either of them have been made insolvent by such transfer nor are either of them aware of either pending insolvency;

                          (vi) the addition of the Receivables arising in such Additional Accounts shall not, in the reasonable belief of the Depositor, result in the occurrence of an Early Amortization Event;

                          (vii) in the case of an addition of Receivables pursuant to subsection (a) above, the additional Receivables are either Domestic Inventory Receivables, Asset-Based Receivables or both; and

                          (viii) the Depositor shall have delivered to the Trustee and any Enhancement Providers a certificate of a Vice President or more senior officer confirming the items set forth in sub-clauses (ii) through (vi) above; and

                 (e) The Depositor hereby represents and warrants as of the applicable Addition Date as to the matters set forth in clause (v) of subsection (d) of this Section 2.05. Upon discovery by the Depositor, the Servicer, any Agent, the Trustee or any Enhancement Providers of a breach of the foregoing representations and warranties, the party discovering the breach shall give prompt written notice to the other parties, to any Agent and to any Enhancement Providers.

                 (f) Unless the Account is being added pursuant to the Automatic Addition Condition set forth in subsection (g) of this
         Section 2.05, on or before each Addition Date, the Depositor shall have delivered to the Trustee and any Enhancement Providers, an Opinion of Counsel, substantially in the form of Exhibit G-2 hereto, with respect to the Receivables in the Additional Accounts conveyed hereunder on such Addition Date.

                 (g) The provisions set forth in this subsection (g) are herein referred to as the "Automatic Addition Condition." If the conditions set forth in this subsection (g) are satisfied, the Depositor may voluntarily designate additional Eligible Accounts to be included as Accounts and transfer to the Trust the Receivables (and the related Collateral Security) of such Additional Accounts in accordance with Section 2.05(d) but without satisfaction of the Rating Agency Condition specified in clause (ii) of such Section 2.05(d) and without delivery of the Opinion of Counsel described in subsection (f) above. The Automatic Addition Condition will be satisfied if each of the following conditions are met:

                          (i) such Accounts do not contain Asset-Based
                 Receivables unless Asset-Based Receivables have been previously added to the Trust after having met the Rating Agency Condition, (ii) during the calendar quarter in which such addition occurs, the number of new Accounts which have been added (after taking into account such addition) will not exceed 5% of the number of all Accounts at the end of the preceding calendar quarter and the aggregate dollar amount of Principal Receivables in such new Accounts added pursuant to the Automatic Addition Condition during such calendar quarter shall not exceed 5% of the Pool Balance at the end of the preceding calendar quarter, and (iii) during the 12 consecutive calendar months ending with the calendar month in which the addition is made and including such addition, the number of such new Accounts does not exceed 20% of the number of all Accounts at the beginning of such 12 month period and the aggregate dollar amount of Principal Receivables in such new Accounts added pursuant to the Automatic Addition Condition during such 12-month period shall not exceed 20% of the Pool Balance at the beginning of such 12-month period. When determining the amount of Accounts and Principal Receivables which have been added to the Trust for purposes of the tests set forth in (ii) and (iii) of this paragraph, only those Accounts and the Receivables therein which have been added pursuant to the Automatic Addition Condition will be taken into consideration. Additions made under other provisions of the Pooling and Servicing Agreement will not be included.

                 (h) If Accounts are added to the Trust pursuant to the Automatic Addition Condition, the Depositor shall, to the extent the addition of such Accounts have not been covered by such opinions previously delivered to the Trustee, every three months deliver to the Trustee an Opinion of Counsel substantially in the form of Exhibit G-2 hereto with respect to the Receivables in the Additional Accounts conveyed on the applicable Addition Dates pursuant to the Automatic Addition Condition since the time of delivery of the immediately preceding Opinion of Counsel delivered under this Section 2.05 provided, that if such opinion has previously been delivered, the Opinion of Counsel required periodically hereby, may be a bring-down opinion rather than in the form of Exhibit G-2; and provided further, that, unless the Rating Agency Condition is satisfied with respect to the delivery of such opinions by in-house Counsel, such Opinion of Counsel shall be from outside counsel.

                 (i) The Rating Agency Condition, as described in this subsection (i), shall be met prior to the first transfer of any Asset-Based Receivables to the Trust. For such purposes the Rating Agency Condition shall be satisfied only if the Depositor shall provide to each Rating Agency prior written notice of the Depositor's intention to transfer Asset-Based Receivables to the Trust, and the Trustee shall receive a letter from each Rating Agency confirming that the inclusion of Accounts containing Asset-Based Receivables will not result in the reduction or withdrawal of the rating of any Series or Class of Certificates then outstanding.

                 SECTION 6.02. Amendments Relating to Permitted Liens and Activities of the Depositor. Section 2.06(a), 2.06(c) and Section 2.06(f)(i)(B) of the Original Agreement are hereby amended, effective on the day after the Series 1994-1 Final Payment Date, to read, in their entirely, as follows:

                 SECTION 2.06(a) is amended to read:

                 (a) No Liens. Except for (i) the conveyances hereunder, (ii) as provided in subsection (c) or (d) of Section 6.03 hereof, (iii) any Participation Interest granted pursuant to a Participation Agreement,
         (iv) the sale, assignment or transfer to the Depositor of Receivables, the Collateral Security and other associated rights removed from the Trust in accordance with the provisions of Section 2.12 of this Agreement and (v) tax and certain other statutory liens (including liens in favor of the Pension Benefit Guaranty Corporation), the Depositor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Receivable or any Collateral Security, whether now existing or hereafter created, or any interest therein, or the Depositor's rights, remedies, powers or privileges with respect to the Receivables under the Receivables Purchase Agreement, or the Variable Funding Interest, the Variable Funding Certificate, the Retained Interest, the BCRC Certificate or any Supplemental Certificate and the Depositor shall defend the right, title and interest of the Trust in, to and under the Receivables and the Collateral Security, whether now existing or hereafter created, and such rights, remedies, powers and privileges, against all claims of third parties claiming through or under the Depositor. In addition, the Depositor shall maintain such records and take such other actions as may be necessary or desirable to preserve the Trust's perfected security interest in the Receivables.

                 Section 2.06 (c) is amended to read:

                 (c) Delivery of Collections. In the event that the Depositor, BCI or any Affiliate thereof receives payments in respect of Receivables included in any Account, the Depositor and BCI agree to pay or cause to be paid to the Servicer or any Successor Servicer all payments received thereby in respect of such Receivables as soon as practicable after receipt thereof, but in no event later than two (2) Business Days after the receipt by the Depositor or BCI. Receipt by BCI's Affiliates of payments in respect of Asset-Based Receivables will be deemed to be received by BCI upon receipt by such Affiliates.

                 Section 2.06(f)(i)(B) is amended to read:

                 (f) Activities of the Depositor. The Depositor will not engage in any business or activity of any kind or enter into any transaction other than:

                          (i) the businesses, activities and transactions contemplated and authorized by this Agreement or the Related Documents, including without limitation:

                                  (B)  acquiring, selling, financing, holding,
                          assigning, pledging and otherwise dealing with receivables arising out of the sale of consumer, recreational and commercial products and the financing of working capital and the financing of the production, manufacturing and carrying in inventory of consumer, recreational and commercial products;

                                  ARTICLE VII

     Current Amendment to Covenants Concerning Activities of the Depositor

                 SECTION 7.01.  Amendments Relating to Depositor Covenants.
Section 2.06(g) and Section 2.06(j) of the Original Agreement are hereby amended, effective on the date of execution and delivery of this Amendment as stated on the signature page hereto, to read in their entirety, as follows:

                 SECTION 2.06(g) is amended to read:

                 (g) Indebtedness. Other than the BCRC Note (as defined in the Receivables Purchase Agreement) the Depositor will not create, incur or assume any indebtedness or issue any securities (except pursuant to Section 2.06 (j)) or sell or transfer any receivables to a trust or other Person which issues securities in respect of any such receivables, unless (i) any such indebtedness or securities have no recourse to any assets of the Depositor other than the specified assets to which such indebtedness or securities relate and (ii) the Depositor has given the Rating Agencies at least ten (10) days' prior notice and the Rating Agency Condition shall have been satisfied in connection therewith prior to the incurrence or issuance thereof.

                 SECTION 2.06(j) is amended to read:

                 (j) Stock; Merger. The Depositor will not (i) sell any shares of any class of its capital stock to any Person (other than Bombardier Corporation or BCI) or enter into any transaction of merger or consolidation unless (A) the surviving Person of such merger or consolidation assumes all of the Depositor's obligations under this Agreement, (B) the Depositor shall have given the Rating Agencies and the Trustee at least ten (10) days' prior written notice and the Rating Agency Condition shall have been satisfied with respect to such transaction and (C) such merger or consolidation does not conflict with any provisions of the Certificate of Incorporation of the Depositor, or (ii) terminate, liquidate or dissolve itself (or suffer any termination, liquidation or dissolution), or (iii) acquire or be acquired by any Person (other than as permitted pursuant to clause (i) above), or (iv) otherwise make (or suffer) any material change in the organization of or method of conducting its business.


                                  ARTICLE VIII

                 Delayed Amendment Relating to Discount Option

                 SECTION 8.01. Amendment of Provision Relating to Discount Option. Section 2.10 of the Original Agreement is hereby amended, effective on the day after the Series 1994-1 Final Payment Date, to read in its entirety, as follows:

                          SECTION 2.10. Discount Option. The Depositor may, at any time, upon ten (10) days' prior written notice to the Servicer, the Trustee and each Rating Agency, designate a fixed percentage of the amount of Collections in respect of Receivables arising in the Accounts on and after the date of such designation that otherwise would be treated as Principal Collections to be treated as Non-Principal Collections. Such designation will become effective on the date specified therein only if (i) the Depositor shall have delivered to the Trustee an Officers' Certificate, dated the date of such designation, to the effect that the Depositor reasonably believes that such designation will not result in an Early Amortization Event or have a materially adverse effect on the Investor Certificateholders and (ii) the Rating Agency Condition has been satisfied.


                                   ARTICLE IX

               Current Amendment Relating to Removal of Accounts

                 SECTION 9.01.  Amendment Relating to Removal of Accounts.
Section 2.07 of the Original Agreement is hereby amended effective on the date of execution and delivery of this Amendment by each of the parties hereto as specified on the signature page hereto to read in its entirety as follows:

                 SECTION 2.07. Removal of Accounts. (a) The Depositor shall have the right to cease transferring newly originated Receivables to specific Accounts and thereby, when the principal balance in such Accounts is reduced to zero, to remove such Accounts from the Trust in the manner prescribed in subsection (b) of this Section 2.07.

                 (b) To commence the process of the removal of an Account and to cease transferring newly originated receivables in such Account to the Trust, the Depositor (or the Servicer on its behalf) shall take the following actions and make the following determinations:

                          (i) not less than five (5) Business Days prior to the date on which the transfer of newly originated receivables will cease (the "Removal Commencement Date") furnish to the Trustee, any Enhancement Providers and the Rating Agencies a written notice (the "Removal Notice") specifying the date of the Removal Commencement Date and the Accounts to be removed (the "Removed Accounts");

                          (ii) from and after such Removal Commencement Date,
                      cease to transfer to the Trust any and all receivables arising in such Removed Accounts;

                          (iii) represent and warrant that the removal of any
                      such Account shall not, in the reasonable belief of the Depositor (or the Servicer on behalf of the

                      Depositor), cause an Early Amortization Event to occur or cause the Pool Balance to be less than the Required Pool Balance;

                          (iv) represent and warrant that no selection procedures reasonably believed by the Depositor (or the Servicer on behalf of the Depositor) to be adverse to the interests of the Beneficiaries were utilized in selecting the Removed Accounts to be removed;

                          (v) represent and warrant that such removal will not result in a reduction or withdrawal of the rating of any outstanding Series or Class by the applicable Rating Agency;

                          (vi) on or before the related Removal Commencement Date, deliver to the Trustee and any Enhancement Providers an Officers' Certificate confirming the items set forth in clauses (iii) through (v) above, the Trustee may conclusively rely on such Officers' Certificate and shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying; and

                          (vii) within five (5) Business Days after the Removal Commencement Date, amend Schedule 1 hereto by delivering to the Trustee a computer file or microfiche or written list containing a true and complete list of the Removed Accounts to be removed, specifying for each such Account, as of the date immediately preceding the Removal Commencement Date, its account number, the aggregate amount of Receivables outstanding in such Account and the aggregate outstanding principal balance therein (the "Designated Balance");

                          (viii) from and after the Removal Commencement Date with respect to any Removed Account to be removed, allocate Principal Collections in respect of such Removed Account first to the oldest outstanding principal balance of such Removed Account, until the Designated Balance in such Removed Account is reduced to zero (the date on which any such Designated Balance is so reduced to zero, the "Removal Termination Date"); and

                          (ix) on each Business Day from and after the Removal Commencement Date with respect to any Removed Account to be removed, until the related Removal Termination Date, allocate Non-Principal Collections in respect of such Removed Account (A) to the Trust, based on the ratio of
                      (1) the amount of Principal Receivables in such Removed Account on such Business Day that were previously sold to the Trust to (2) the total amount of Principal Receivables in such Removed Account on such Business Day and (B) to the Depositor, the remainder of Non-Principal Collections in respect of such Ineligible Account on such Business Day.

             (c) Subject to subsection (b) of this Section 2.07, on the Removal Termination Date with respect to any Removed Account, such Account shall be deemed removed from the Trust for all purposes. After the Removal Termination Date and upon the written request of the Servicer, the Trustee shall deliver to the Depositor a reassignment in substantially the form of Exhibit H-1 hereto (the "Reassignment").

                 SECTION 9.02. Amendment Relating to Removal of Ineligible Accounts. Subsection 2.08(b)(ii) of Section 2.08 of the Original Agreement is hereby amended effective on the date of execution and delivery of this Amendment by each of the parties hereto as specified on the signature page hereto to read in its entirety as follows:

                          (ii) from and after such Removal Commencement Date, cease to transfer to the Trust any and all Receivables arising in such Ineligible Accounts and allocate all Collections with respect to such Receivables as provided in subsection (iv) and
                 (v) of this Section 2.08(b);


                                   ARTICLE X

     Delayed Amendments Relating to Removal of Participation Interests and
                                  Receivables


                 SECTION 10.01. Amendment Relating to Removal of Participation Interests. The Original Agreement is hereby amended, effective on the day after the Series 1994-1 Final Payment Date, to add Section 2.11 which shall read in its entirety, as follows:

                 SECTION 2.11. Removal of Participation Interests. (a) Subject to the terms and conditions of this Section 2.11, the Depositor shall have the right to require the reassignment to it or its designee of an undivided interest in designated Receivables (and the related Collateral Security and other rights associated therewith) from the Trust for the purpose of conveying such undivided interest in the form of a Participation Interest (a "Removed Participation Interest") to a third party.

                 (b) To effect a reassignment of a Participation Interest from the Trust, the Depositor (or the Servicer on its behalf) shall take the following actions and make the following determinations:

                          (i) not less than five (5) Business Days prior to the date on which removal of the Removed Participation Interest will occur (a "Participation Interest Removal Date"), furnish to the Trustee, any Enhancement Providers and the Rating Agencies a written notice (the "Participation Removal Notice") specifying the Participation Interest Removal Date;

                        (ii) represent and warrant that the removal of any such Participation Interest on any Participation Interest Removal Date shall not, in the reasonable belief of the

                 Depositor (or the Servicer on behalf of the Depositor), cause an Early Amortization Event to occur or cause the Pool Balance to be less than the Required Pool Balance;

                        (iii) represent and warrant that no selection procedures reasonably believed by the Depositor (or the Servicer on behalf of the Depositor) to be adverse to the interests of the Beneficiaries were utilized in selecting the Accounts or Receivables from which the Participation Interest is to be removed;

                        (iv) represent and warrant that such removal will not result in a reduction or withdrawal of the rating of any outstanding Series or Class by the applicable Rating Agency;

                        (v) on or before the related Participation Interest Removal Date, deliver to the Trustee and any Enhancement Providers an Officers' Certificate confirming the items set forth in clauses (ii), (iii) and (iv) above, the Trustee may conclusively rely on such Officers' Certificate and shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying; and

                        (vi) on or before the fifth Business Day after the Participation Interest Removal Date, furnish to the Trustee a computer file, microfiche list or other list of the Removed Participation Interests, specifying for each Removed Participation Interest, (x) the number of the Account in which such Receivable or Receivables exists or with respect to which such Removed Participation Interest has been granted, (y) as of the date of the Participation Removal Notice, the aggregate amount of Principal Receivables outstanding in the Account from which the Removed Participation Interest is to be removed and (z) as of the Participation Interest Removal Date, the aggregate amount of Principal Receivables in such Account (after the removal of the Removed Participation Interests) and represent that such computer file, microfiche list or other list describing the interests removed is true and complete in all material respects.

                 (c) Subject to satisfaction of the conditions set forth above in subsection (b) of this Section 2.11, on the Participation Interest Removal Date with respect to any such Removed Participation Interest, the Trustee, without further action, shall be deemed to sell, transfer, assign, set over and otherwise convey to the Depositor or its designee, effective as of the Participation Interest Removal Date, the Removed Participation Interest, and such Removed Participation Interest shall be deemed removed from the Trust for all purposes and shall no longer be included as a "Receivable" and the undivided interest in such Account which has not been removed shall continue as "Receivables."

                 SECTION 10.02. Removal of Receivables for Assignment to Third Parties and Removal of Aged Receivables. The Original Agreement is hereby amended, effective on the day after the Series 1994-1 Final Payment Date, to add Section 2.12 which shall read in its entirety, as follows:

                 SECTION 2.12. Removal of Receivables for Assignment to Third Parties and Removal of Aged Receivables. (a) Subject to the conditions set forth in Section (b), and, when applicable, Section (c) below, the Depositor, shall have the right to remove Receivables (and the related Collateral Security and other rights associated therewith) from the Trust if such Receivables either:

                          (i) are removed for the purpose of selling, assigning
                 or transferring directly or indirectly such Receivables to a lender other than BCRC, BCI or an Affiliate of BCI (a "third-party lender"); provided that such transfer to the third-party lender is for a purchase price at least equal to the outstanding principal balance of the Receivables removed plus the accrued interest thereon to the date of removal; or

                          (ii) are Receivables which (A) at any time during the
                 period from January 23, 1997 through May 31, 1998, are Domestic Inventory Receivables which were included in the Pool Balance on January 23, 1997 that continue to be unpaid in full 450 or more days following the origination thereof, provided that the aggregate amount of such Domestic Inventory Receivables that may be so removed and reassigned under this clause shall not exceed 10% of the aggregate principal balance of Domestic Inventory Receivables included in the Pool Balance on January 23, 1997 and (B) at any time during any Origination Period commencing after May 31, 1998, are Domestic Inventory Receivables originated and transferred to the Trust during the four month period commencing 16 months prior to the commencement of such Origination Period and which continue to be unpaid in full 450 or more days following the origination thereof, provided that the aggregate amount of such Domestic Inventory Receivables that may be so removed and reassigned under this clause shall not exceed 10% of the aggregate principal balance of Domestic Inventory Receivables originated and transferred to the Trust during such four month period commencing 16 months prior to the commencement of such Origination Period.

                 (b) Each removal of Receivables pursuant to this Section 2.12 shall be subject to the condition that, on or prior to the date such Receivables are removed, the Servicer shall transfer or cause to be transferred to the Trust in immediately available funds for deposit into the Collection Account an amount equal to at least the outstanding principal balance of the Receivables removed plus accrued interest thereon to the date such Receivables are removed from the Trust for application as Collections in accordance with the terms of this Agreement and each Supplement.

                 (c) The Depositor hereby represents and covenants, that it will not remove Receivables under the terms of this Section 2.12 if, in the reasonable belief of the Depositor, such removal would cause an Early Amortization Event to occur.

                 (d) The Depositor's right to remove aged Receivables as described in clause (a)(ii) above shall not impose on the Trust any obligation to hold such Receivables for the purpose of allowing the Depositor to repurchase such Receivables.


                                   ARTICLE XI

           Delayed Amendment Relating to Servicing of the Receivables

                 SECTION 11.01. Amendment relating to Charge-Offs. The first sentence of Section 3.01(a) of the Original Agreement is hereby amended effective on the day after the Series 1994-1 Final Payment Date, to read in its entirety, as follows:

                 SECTION 3.01(a) Acceptance of Appointment and Other Matters Relating to the Servicer. The Servicer shall (or, to the extent applicable, shall cause its Affiliates to) service and administer the Receivables, collect payments due under the Receivables and charge-off as uncollectible Receivables, all in accordance with the Inventory Security Agreements (as amended from time to time) relating to the Accounts (if applicable), the Financing Guidelines and otherwise in accordance with procedures that are customary and usual in the industry for servicing receivables comparable to the Receivables, except insofar as any failure to so comply or perform would not materially and adversely affect the rights of the Trust or any of the Beneficiaries.

                 SECTION 11.02. Amendment Relating to Delegation of Servicing Functions. Section 3.01(a)(v) and all of the following provisions through the end of such Section 3.01(a) are hereby amended, effective on the day after the Series 1994-1 Final Payment Date, to read as follows:

                          (v) subject to the provisions of Section 8.07 hereof, to delegate all or a portion of its servicing, collection, enforcement and administrative duties hereunder with respect to the Accounts and the Receivables to any Person who agrees to conduct such duties in accordance with the Financing Guidelines and this Agreement.

                 The Trustee shall furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

                 SECTION 11.03. Amendment Relating to Representation Relating to Liens. Section 3.03 (a) (xi) is hereby amended, effective on the day after the Series 1994-1 Final Payment Date, to read, in its entirety, as follows:

                          (xi) Negative Pledge. Except for the conveyances under the Receivables Purchase Agreement and under this Agreement and encumbrances, sales, assignments, transfers, interests and Liens permitted by Section 2.06 (a) of this Agreement, the Servicer will not sell, pledge, assign or transfer to any other

                 Person, or grant, create, incur, assume or suffer to exist any Lien on, any Receivable sold and assigned to the Trust, whether now existing or hereafter created, or any interest therein, and the Servicer shall defend the rights, title and interest of the Trust in, to and under any Receivable sold and assigned to the Trust, whether now existing or hereafter created, against all claims of third parties claiming through or under the Depositor or the Servicer.


                                  ARTICLE XII

            Current Amendment Relating to Allocation of Collections

                 SECTION 12.01. Amendment Relating to the Allocation of Collections. Section 4.03 of the Original Agreement is hereby amended effective on the date of execution and delivery of this Amendment as set forth on the signature page hereto by the addition of a paragraph which shall be the concluding paragraph of such Section 4.03 and shall follow subsection (d) in the Original Agreement and shall, upon and after the Effective Date of the amendment set forth in Article XIII of this Amendment, follow subsection (e) of such Section 4.03. The paragraph being added shall read in its entirety as follows:

                 Notwithstanding any other provision of this Agreement or of any Supplement:

                          (i) with respect to the allocation of Principal Collections among the Series and the Variable Funding Certificate for any Collection Period, if the sum of (i) the sum of the floating allocation percentages for all Series in their respective revolving periods, (ii) the sum of the principal allocation percentages for all Series in an amortization, accumulation or early amortization period and
                 (iii) the Variable Funding Percentage exceeds 100%, then Principal Collections for such Collection Period will be allocated among the Series and the Variable Funding Certificate on the basis of such allocation percentages after the pro rata reduction of such percentages so that the sum thereof equals 100% for such period; and

                          (ii) with respect to the allocation of Non-Principal Collections among the Series and the Variable Funding Certificate for any Collection Period, if the sum of (i) the sum of the floating allocation percentages for all series and
                 (ii) the Variable Funding Percentage exceeds 100%, then Non-Principal Collections for such Collection Period will be allocated among the Series and the Variable Funding Certificate on the basis of such allocation percentages after the pro rata reduction of such percentages so that the sum thereof equals 100% for such period.

                                  ARTICLE XIII

                   Delayed Amendments Relating to Collections

                 SECTION 13.01. Amendment of Provisions Relating to Collections. In addition to the current amendment to Section 4.03 of the Original Agreement set forth in Article XII of this Amendment, such Section
4.03 is hereby further amended, effective on the day after the Series 1994-1 Final Payment Date, by replacing subsections 4.03(a), (c) and (d) in their entirety and inserting a new subsection 4.03(e), in each case to read as follows:

                 (a) Except as otherwise provided below or as expressly provided in any Supplement with respect to the Collections allocated to the related Series, the Servicer shall deposit Collections into the Collection Account as promptly as possible after receipt of such Collections, but in no event later than the second Business Day after such receipt.

                 (c) Subject to Section 4.04 hereof, but notwithstanding anything else in this Agreement to the contrary, with respect to any Collection Period, whether the Servicer is required to make deposits of Collections pursuant to subsections (a) or (b) above, (i) the Servicer will be required to deposit Collections into the Collection Account only up to the aggregate amount of Collections required to be deposited into all Series Accounts or, without duplication, distributed on the related Distribution Date to all Investor Certificateholders or to each Enhancement Provider pursuant to the terms of any Supplement or Enhancement Agreement and (ii) if at any time prior to such Distribution Date the amount of collections deposited in the Collection Account exceeds the amount required to be deposited pursuant to clause (i) above, the Servicer will be permitted to withdraw the excess from the Collection Account.

                 (d) Collections of Non-Principal Receivables and Principal Receivables, Defaulted Receivables and Miscellaneous Payments will be allocated to each Series of Investor Certificates from and after the Series Cut-Off Date as specified in the related Supplement, and amounts so allocated to any Series will not, except as specified in the related Supplements, be available to the Investor Certificateholders of any other Series. Allocations of Principal Collections and Non-Principal Collections among the Investors' Interest of each Series of Investor Certificates, the Variable Funding Interest and the Retained Interest and among the Classes in any Series shall be set forth in this Agreement and in the related Supplement or Supplements.

                 (e) Throughout the existence of the Trust, unless otherwise stated in any Supplement, the Servicer shall (x) allocate to the Holder of the Variable Funding Certificate on each Deposit Date an amount equal to the product of the Variable Funding Percentage and the amount of Collections on such Deposit Date and (y) allocate to the Holder(s) of the BCRC Certificate and any Supplemental Certificate(s), pro rata in accordance with the respective percentage interests thereof, on each Deposit Date an amount equal to the Excess Retained Percentage and the amount of Collections on such Deposit Date. Notwithstanding anything in this Agreement to the contrary, unless otherwise stated in any Supplement, the

         Servicer need not deposit this amount or any other amounts so allocated to the Variable Funding Certificate, the BCRC Certificate or any Supplemental Certificate(s) pursuant to any Supplement into the Collection Account and shall pay, or be deemed to pay, such amounts as collected to the Holders of the Variable Funding Certificate, the BCRC Certificate and any Supplemental Certificate(s). The payments to be made to the Holders of the Variable Funding Certificate, the BCRC Certificate or any Supplemental Certificate(s) pursuant to this subsection 4.03(e) do not apply to deposits into the Collection Account or other amounts that do not represent Collections, including Miscellaneous Payments, payment of the purchase price for the Investor Certificates pursuant to Section 2.03 of the Agreement and proceeds from the sale, disposition or liquidation of Receivables pursuant to
         Section 9.02 or Section 12.02 of the Agreement.

                 SECTION 13.02. Provisions Relating to Allocation Among Series. The Original Agreement is hereby amended, effective on the day after the Series 1994-1 Final Payment Date, to add Section 4.05 thereto which Section
4.05 shall read in its entirety as follows:

                 SECTION 4.05. Allocations When Available Retained Collections Are Insufficient. If for any Distribution Date the Available Retained Collections on deposit in the Collection Account are not sufficient to satisfy the needs of all of the Series, the amount available shall be allocated as provided in this Section.

                 (a) If for any Distribution Date, the sum of the required subordination draw amounts for all Series outstanding exceeds the Available Retained Collections on deposit in the Collection Account on such Distribution Date, then such Available Retained Collections shall be allocated among such Series pro rata on the basis of such required subordination draw amounts for the respective Series.

                 (b) If for any Distribution Date, the sum of the amount required to be deposited into the reserve funds created for more than one Series of Certificates, exceeds the Available Retained Collections on deposit in the Collection Account on such Distribution Date, then such Available Retained Collections shall be allocated among such Series pro rata on the basis of such required deposits into the respective reserve funds.

                 (c) If for any Distribution Date, the sum of the amount of the excess reserve fund required amounts for more than one Series of Certificates, exceeds the exceeds the Available Retained Collections on deposit in the Collection Account on such Distribution Date, then such Available Retained Collections shall be allocated among such Series pro rata on the basis of such amounts required to be deposited in each such reserve fund to fund the excess reserve fund required amount.

                                  ARTICLE XIV

                    Delayed Amendment Relating to Delegation

                 SECTION 14.01.  Amendment Relating to Delegation.  Section
8.07 of the Original Agreement is hereby amended, effective on the day after the Series 1994-1 Final Payment Date, to read in its entirety as follows:

                 SECTION 8.07. Delegation of Duties. In the ordinary course of business, the Servicer or any Affiliate of BCI servicing Receivables may at any time delegate any duties hereunder to any Person who agrees to conduct such duties in accordance with the Financing Guidelines and this Agreement. The Servicer shall give prompt written notice of any such material delegation of its servicing duties to the Rating Agencies, the Trustee, any Agent and any Enhancement Providers. Such delegation shall not relieve the Servicer of its liability, indemnity and responsibility with respect to such duties, and shall not constitute a resignation within the meaning of
         Section 8.05 hereof and the Rating Agency Condition shall have been satisfied with respect to such material delegation prior to such delegation. It is understood that Affiliates of BCI perform servicing activities on behalf of BCI with respect to certain Receivables and that no action on the part of the Servicer under this Section 8.07 is required and the Rating Agency Condition is deemed to have been satisfied in connection with such servicing activities.


                                   ARTICLE XV

                   Current Amendments Relating to Amendments

                 SECTION 15.01. Current Amendment Relating to Amendments Procedures. Section 13.01 (a) of the Original Agreement is hereby amended, effective on the date of execution and delivery of this Amendment by each of the parties hereto as specified on the signature page hereto, to read in its entirety, as follows:

                 SECTION 13.01. Amendment. (a) This Agreement or any Supplement may be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Servicer, the Depositor, the Trustee and BCI (if BCI is not the Servicer) without the consent of any of the Certificateholders, provided that such action shall not, as evidenced by an Opinion of Counsel for the Depositor, addressed and delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder or the Holder of the Variable Funding Certificate. Notwithstanding anything contained herein to the contrary, (i) the Trustee, with the consent of any Enhancement Providers, may at any time and from time to time amend, modify or supplement the form of Distribution Date Statement
         (ii) the Servicer, the Depositor, the Trustee and BCI (if not then the Servicer) may, at any time, without the consent of any of the Certificateholders, any Enhancement Providers, any Rating Agency, or any other person, amend Section 2.07 hereof to conform to the terms of such section as set forth in the Agreement prior to the amendment thereof by

         Amendment Number 1 to the Pooling and Servicing Agreement dated as of January 1, 1997 (and make any other conforming changes to other applicable provisions of the Agreement and any Exhibit hereto which were amended to conform to the Amendment made to Section 2.07 by such Amendment Number 1); provided that as a condition to such amendment, BCI shall deliver to the Trustee a written statement to the effect that at the time of such amendment the terms of Section 2.07 (as so amended) will, under generally accepted accounting principles, be consistent with sale treatment afforded the transfer of the Receivables by BCRC to the Trust; and (iii) subject to the provisions of the following sentence, the Servicer, the Depositor, the Trustee and BCI (if not then the Servicer) may, with the consent of the Rating Agencies but without the consent of any of the Certificateholders, any Enhancement Provider or any other person, amend from time to time (including in connection with the issuance of a Supplemental Certificate) this Agreement or any Supplement in order to conform such documents to the description of the Certificates and the Receivables and the other matters set forth in the Registration Statement filed by the Depositor with the Securities and Exchange Commission relating to the initial Investor Certificates, as such Registration Statement is in effect on the first Closing Date. Any amendment made under the provisions of clause (iii) of the preceding sentence shall be confined to an amendment of the terms of the Series 1994-1 Certificates or matters which affect only the Series 1994-1 Certificates and do not materially adversely affect any other Series of Certificates and any such amendment shall be conditioned upon the delivery to the Trustee of an Opinion of Counsel to the effect that such amendment is confined to matters affecting the Series 1994-1 Certificates and will not cause the Registration Statement filed with respect to any other Series to be inaccurate in any material respect with respect to the description of the terms of the Agreement after such amendment.


                                  ARTICLE XVI

              Delayed Amendments Relating to Amendment Procedures

                 SECTION 16.01.  Amendment Relating to Amendment Procedures.
Section 13.01(a) of the Original Agreement is hereby amended, effective on the day after the Series 1994-1 Final Payment Date, to read in its entirety as follows:

                 SECTION 13.01.  Amendment.   (a)  This Agreement or any
         Supplement may be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Servicer, the Depositor, the Trustee and BCI (if BCI is not the Servicer) without the consent of any of the Certificateholders, provided that such action shall not, as evidenced by an Opinion of Counsel for the Depositor, addressed and delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder or the Holder of the Variable Funding Certificate and provided, further, that any Supplement may, to the extent that such Supplement specifically provides for amendment thereof in accordance with terms which are different from those set forth in this Section 13.01, be amended pursuant to the specific terms thereof without compliance with the provisions of this Section 13.01. Notwithstanding anything contained herein to the contrary, the Trustee, with the consent of any Enhancement Providers, may at any time and from time to time amend, modify or supplement the form of Distribution Date Statement.

                 SECTION 16.02.  Amendment Relating to Rating Agency Condition.
Section 13.01 of the Original Agreement is hereby amended, effective on the day after the Series 1994-1 Final Payment Date, to add the following subsection (g) as the concluding provision in such Section 13.01. Such Section 13.01 (g) shall read in its entirety as follows:

                 (g) Whenever a provision of this Agreement or of any Supplement states that an adjustment, revision, amendment or other change may be made upon satisfaction of the Rating Agency Condition, such adjustment, revision, amendment or change shall be effective upon the satisfaction of the Rating Agency Condition and any other conditions set forth in the specific provision hereof or thereof, but shall not be controlled by the terms of this Section 13.01 and compliance with the terms of this Section 13.01 shall not be applicable thereto.


                                  ARTICLE XVII

                    Current Amendments Relating to Exhibits

                 SECTION 17.01. Amendments to Exhibit H-1. Exhibit H-1 is hereby amended effective on the date of execution and delivery of this Amendment by each of the parties hereto as specified on the signature page hereto to read, in its entirety, as set forth in Exhibit A to this Amendment.

                 SECTION 17.02. Amendments to Exhibit H-2. Paragraph 6 in Exhibit H-2 to the Original Agreement is hereby amended effective on the date of execution and delivery of this Amendment by each of the parties hereto as specified on the signature page hereto to read, in its entirety, as follows:

                          6. Condition Precedent. In addition to the conditions precedent set forth in Section 2.08 of the Agreement, the obligation of the Trustee to execute and deliver this Reassignment is subject to the Depositor having delivered on or prior to the Removal Commencement Date to the Trustee and any Enhancement Providers an Officers' Certificate certifying that (i) as of the Removal Commencement Date, all requirements set forth in Section 2.08 of the Agreement for removing such Ineligible Accounts and reconveying the Receivables of such Ineligible Accounts and the Collateral Security created from time to time until the Removal Termination Date, have been satisfied, and (ii) each of the representations and warranties made by the Depositor in Section 5 hereof is true and correct as of the date of this Reassignment and as of the Removal Commencement Date. The Trustee may conclusively rely on such Officers' Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

                                 ARTICLE XVIII

                    Delayed Amendments Relating to Exhibits

                 SECTION 18.01. Amendments to Exhibit A. Exhibit A to the Original Agreement is hereby amended, effective on the day after the Series 1994-1 Final Payment Date, as set forth in this Section 18.01, and after the Series 1994-1 Final Payment Date, BCRC shall deliver to the Trustee the original BCRC Certificate in exchange for a new BCRC Certificate which new BCRC Certificate shall represent the same interest as that delivered for exchange, provided that the new certificate shall be in the form of Exhibit A as amended by this provision. The Trustee is hereby authorized and directed to execute the replacement BCRC Certificate after the Series 1994-1 Final Payment Date and to authenticate such certificate and deliver it to BCRC in exchange for the existing BCRC Certificate. Exhibit A shall be amended as follows:

         Those provisions on the face of BCRC Certificate which describe the interest represented by the certificate are amended to read as follows:

               THIS CERTIFICATE REPRESENTS AN INTEREST IN CERTAIN
              ASSETS OF THE BOMBARDIER RECEIVABLES MASTER TRUST I

         Evidencing an interest in a trust, the corpus of which consists primarily of payment obligations generated from time to time and resulting from (i) extensions of credit and advances (referred to as inventory, wholesale or floor plan financing) which loans are made or acquired by Bombardier Capital Inc.("BCI") or an affiliate of BCI and
         (ii) extensions of credit and advances which loans are made or acquired by BCI or an Affiliate of BCI for the purpose of financing working capital or the manufacturing or production or inventory with respect to consumer, recreational and commercial products (collectively, the "Receivables") and maintained by BCI in a portfolio of financing arrangements (the "Accounts") meeting certain eligibility criteria. This certificate (the "BCRC Certificate") does not represent an interest in or obligation of Bombardier Credit Receivables Corporation (the "Depositor" or "BCRC"), BCI or any Affiliate thereof.


         On the form of reverse of BCRC Certificate, the fifth paragraph is amended to read as follows:

                 The Receivables consist of amounts payable by obligors as a result of (i) advances made to domestic dealers of consumer, recreational and commercial products and (ii) advances made to domestic dealers, manufacturers and distributors to finance working capital, manufacturing, production and inventory with respect to consumer, recreational and commercial products.

                 SECTION 18.02. Amendments to Exhibit C. Exhibit C to the Original Agreement is hereby amended, effective on the day after the Series 1994-1 Final Payment Date, as set forth in this Section 18.02.

         Paragraphs 4 and 5 of the Form of Annual Servicer's Certificate are hereby amended to read as follows:

                 4. Based on such review, the Servicer has, to the best of our knowledge, performed in all material respects all of its obligations under the Agreement throughout such year and no material default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 5 below.

                 5. The following is a description of each material default in the performance of the Servicer's obligations under the provisions of the Agreement known to us to have been made by the Servicer during the year ended December 31, ____, which sets forth in detail the (a) nature of each such default, (b) the action taken by the Servicer, if any, to remedy each such default and (c) the current status of each such default: [If applicable, insert "None."]

                 SECTION 18.03. Amendments to Exhibit G-2. The caption and introductory provisions to Exhibit G-2 are hereby amended, effective on the day after the Series 1994-1 Final Payment Date to read as follows and to add, prior to paragraph (a) a new provision, all as follows:


                                  EXHIBIT G-2
                       TO POOLING AND SERVICING AGREEMENT

                           FORM OF OPINION OF COUNSEL
                    IN CONNECTION WITH ADDITION OF ACCOUNTS

                          Provisions to be Included in
                     Opinion of Counsel Delivered Pursuant
                     to Section 2.05(f) or Section 2.05(h)


                 The opinions described herein shall, if given under the provisions of Section 2.05 (f), be given with respect to a specific assignment made on the date of the opinion and refer only to such assignment and to the Transferred Property which is the subject of such assignment and shall, if given under Section 2.05(h) following the addition of Accounts under the Automatic Addition Condition, be given with respect to all such assignments of Additional Accounts under the Automatic Addition Condition provisions and to the Transferred Property which was the subject of such assignments and which have not previously been covered by an opinion covering the matters set forth in this Exhibit G-2.

                                  ARTICLE XIX

                                 Miscellaneous

                 SECTION 19.01. Current Amendment Relating to Place of Business and Notice. The Depositor hereby represents and warrants to the Trust and to the Trustee that, as of the date of execution and delivery of this Amendment that the principal place of business of the Depositor is in Burlington, Vermont and the offices where the Depositor keeps its records concerning the Receivables and related contracts are in Colchester, Vermont. To the extent that this provision differs from that set forth in Section 2.03 (j) of the Original Agreement, such Original Agreement is hereby amended on the date of execution and delivery of this Amendment.

                 With respect to Section 13.06 of the Original Agreement, BCI hereby designates to BCRC and the Trustee, that for purposes of delivering demands, notices, instructions, directions and communication under the Agreement, the address of BCI has changed and the current address is "1600 Mountain View Drive, Colchester, Vermont 05402."

                 SECTION 19.02. Counterparts. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                 SECTION 19.03. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation or any provision hereof.

                 SECTION 19.04. Agreement in Full Force and Effect as Amended. Except as specifically amended or waived hereby, all of the terms and conditions of the Original Agreement shall remain in full force and effect.
All references to the Original Agreement in any other document or instrument shall be deemed to mean such Original Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Original Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Original Agreement, as amended by this Amendment, as though the terms and obligations of the Original Agreement were set forth herein.

                 SECTION 19.05. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS.

                 IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Amendment Number 1 to be duly executed by their respective officers as of the day and year specified on the signature page hereof.

                 The date of execution and delivery of this Amendment Number 1 is January 23, 1997.




                                     BOMBARDIER CREDIT RECEIVABLES CORPORATION,
                                     Depositor


                                     By: /s/ Blaine Filthaut
                                        ---------------------------------------
                                          Name:  Blaine Filthaut
                                          Title:   Vice President and Treasurer



                                     By: /s/ Andrew Baranowsky
                                        ---------------------------------------
                                          Name:   Andrew Baranowsky
                                          Title:    Assistant Treasurer




                                     BOMBARDIER CAPITAL INC., Servicer


                                     By: /s/ Blaine Filthaut
                                        ---------------------------------------
                                          Name:  Blaine Filthaut
                                          Title:   Vice President and Treasurer



                                     By: /s/ Andrew Baranowsky
                                        ---------------------------------------
                                          Name:  Andrew Baranowsky
                                          Title:   Assistant Treasurer



                                     BANKERS TRUST COMPANY, Trustee


                                     By: /s/ LILLIAN K. PEROS
                                        ---------------------------------------
                                         Name:  Lillian K. Peros
                                         Title: Assistant Vice President

                                                                       EXHIBIT A

                                  EXHIBIT H-1
                       TO POOLING AND SERVICING AGREEMENT

            FORM OF REASSIGNMENT OF RECEIVABLES IN REMOVED ACCOUNTS
                     (As required by Section 2.07(c) of the
               Pooling and Servicing Agreement referred to below)


                    REASSIGNMENT NO. _______ OF RECEIVABLES,
                       dated as of _______________, ____
                     by and between BANKERS TRUST COMPANY,
                         as trustee (the "Trustee") and
                   BOMBARDIER CREDIT RECEIVABLES CORPORATION,
                        as depositor (the "Depositor"),
                pursuant to the Pooling and Servicing Agreement
                               referred to below.


                                   WITNESSETH

                 WHEREAS the Depositor and the Trustee are parties to the Pooling and Servicing Agreement dated as of January 1, 1994 (as amended or supplemented, the "Agreement");

                 WHEREAS, pursuant to Section 2.07 of the Agreement, the Depositor wishes to remove all Receivables from certain Accounts and the Collateral Security in respect thereof (the "Removed Accounts") and to cause the Trustee, on behalf of the Trust, to reconvey the Receivables of such Removed Accounts and such Collateral Security, whether now existing or hereafter created, and all amounts currently held by the Trustee or thereafter received by the Trust in respect of such Removed Accounts, from the Trustee to the Depositor (as each such term is defined in the Agreement); and

                 WHEREAS the Trustee, on behalf of the Trust, is willing to accept such removal and to reconvey the Receivables in the Removed Accounts, such Collateral Security and any related amounts held or received by the Trust subject to the terms and conditions hereof.

                 NOW, THEREFORE, the Depositor and the Trustee, on behalf of the Trust, hereby agree as follows:

                 1. Defined Terms. All terms defined in the Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.





                                     H-1-1

                 2. Notice of Removed Accounts. (a) Not less than five Business Days prior to the Removal Commencement Date, the Depositor shall furnish to the Trustee, any Enhancement Providers and the Rating Agencies a written notice specifying the date on which removal of the Receivables of one or more Accounts will begin, such date being a Removal Commencement Date.

                 (b) On or before the fifth business day after the Removal Commencement Date, the Depositor shall furnish to the Trustee a computer file, microfiche list or other written list of the Removed Accounts, specifying for each Removed Account as of the day immediately preceding the Removal Commencement Date its number and the aggregate amount outstanding in such Removed Account and the aggregate outstanding principal balance therein and represent that such computer file, microfiche list or other list of the Removed Accounts is true and complete in all material respects. Such file or list shall be marked as Schedule 1 to this Reassignment and shall be incorporated into and made a part of this Reassignment as of the Removal Commencement Date and shall amend Schedule 1 to the Agreement.

                 3. Conveyance of Receivables and Accounts. (a) The Trustee does hereby, on behalf of the Trust, transfer, assign, set over and otherwise convey to the Depositor, without recourse, representation or warranty on and after the Removal Commencement Date, all right, title and interest of the Trust in, to and under (x) all Receivables created from time to time on and after the removal Commencement Date until the removal Termination Date in the Removed Accounts designated hereby, all monies due or to become due and all amounts received with respect thereto (including all Non-Principal Receivables) and all proceeds thereof (as defined in Section 9-306 of the UCC as in effect in the State of Vermont) and Recoveries relating thereto and (y) on the Removal Termination Date, all Collateral Security in connection with such Removed Accounts and all proceeds thereof (as defined in Section 9-306 of the UCC as in effect in the State of Vermont and Recoveries) related thereto.

                 (b) If requested by the Depositor, in connection with such transfer, the Trustee agrees to execute and deliver to the Depositor on or prior to the date of this Reassignment, a termination statement with respect to the Receivables created from time to time on and after the Removal Commencement Date in the Removed Accounts reassigned hereby (which may be a single termination statement with respect to all such Receivables and Collateral Security) evidencing the release by the Trust of its lien on the Receivables in the Removed Accounts and the Collateral Security with respect thereto, and meeting the requirements of applicable state law, in such manner and such jurisdictions as are necessary to remove such lien.

                 4. Acceptance by Trustee. The Trustee hereby acknowledges that, prior to or simultaneously with the execution and delivery of this Reassignment, the Depositor delivered to the Trustee the computer file or such microfiche or written list described in Section 2(b) of this Reassignment.

                 5. Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Trustee as of the date of this Reassignment and as of the Removal Commencement Date:





                                     H-1-2

                 (a) Legal Valid and Binding Obligation. This Reassignment constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) and the availability of equitable remedies;

                 (b) No Early Amortization Event. The removal of the Accounts hereby removed shall not, in the reasonable belief of the Depositor, cause an Early Amortization Event to occur or cause the Pool Balance to be less than the Required Pool Balance;

                 (c) Selection Procedures. No selection procedures reasonably believed by the Depositor to be adverse to the interests of the Beneficiaries were utilized in selecting the Accounts to be removed;

                 (d) True and Complete List. The list of Removed Accounts described in Section 2(b) of this Assignment is, as of the Removal Commencement Date, true and complete in all material respects; and

                 6. Condition Precedent. In addition to the conditions precedent set forth in Section 2.07 of the Agreement, the obligation of the Trustee to execute and deliver this Reassignment is subject to the Depositor having delivered on or prior to the Removal Commencement Date to the Trustee, any Agent and any Enhancement Providers an Officers' Certificate certifying that (i) as of the Removal Commencement Date, all requirements set forth in
Section 2.07 of the Agreement for removing such Accounts and reconveying the Receivables of such Removed Accounts and the Collateral Security with respect thereto, created from time to time on and after the Removal Commencement Date until the termination of the Trust, have been satisfied, and (ii) each of the representations and warranties made by the Depositor in Section 5 hereof is true and correct as of the date of this Reassignment and as of the Removal Commencement Date. The Trustee may conclusively rely on such Officers' Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

                 7. Ratification of Agreement. As supplemented by this Reassignment, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Reassignment shall be read, taken and construed as one and the same instrument.

                 8. Counterparts. This Reassignment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

                 9. GOVERNING LAW. THIS REASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS,





                                     H-1-3

RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                 IN WITNESS WHEREOF, the undersigned have caused this Reassignment to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.



                                     BOMBARDIER RECEIVABLES MASTER TRUST I

                                     By:     BANKERS TRUST COMPANY, Trustee


                                     By:___________________________
                                        Name: _____________________
                                        Title: ____________________


                                     BOMBARDIER CREDIT RECEIVABLES CORPORATION,
                                     Depositor


                                     By:___________________________
                                        Name: _____________________
                                        Title: ____________________



                                     By:___________________________
                                        Name: _____________________
                                        Title: ____________________










                                     H-1-4